                                                                     Exhibit 3.1

                                                                FILED
                                                          DONETTA DAVIDSON
                                                     COLORADO SECRETARY OF STATE

                                                           20011181716 C
                                                           $50.00
                                                           SECRETARY OF STATE
                                                           09-18-2001 14:00:11

                                                ABOVE SPACE FOR OFFICE USE ONLY

ARTICLES OF INCORPORATION Form 7.102.102.1 revised 11/13/00 Filing fee: $50.00 This document must be typed or machine printed. If more space is required, continue on attached 8 1/2" x 11" sheet(s). Deliver 2 copies to: Colorado Secretary of State, Business Division, 1560 Broadway, Suite 200, Denver, CO 80202-5169 Please include a typed or machine printed, self-addressed, envelope. For filing requirements, see Sections 7-90-301 and 7-102-102, Colorado Revised Statutes For more information, see the Citizen's Guide to the Business Division on our Web site, http://www.sos.state.co.us Questions? Contact the Business
Division: voice 303 894 2251, fax 303 894 2242 or e-mail sos.business@state.co.us

The undersigned, acting as the incorporator of a corporation for profit pursuant to Section 7-102-102, Colorado Revised Statutes (C.R.S.), delivers these Articles of Incorporation to the Colorado Secretary of State for filing, and states as follows:

1. The entity name of the corporation is: Technology Consulting Partners, Inc.

     The entity name of a corporation must contain the term "corporation", "incorporated", "company", or "limited", or an abbreviation of any of these terms Section 7-90-601 (3)(a), C.R.S.

2. The total number of shares that the corporation is authorized to issue is 50,000,000 shares of common stock and 10,000,000 shares of preferred stock.

3. The street address of the corporation's initial registered office and the name of its initial registered agent at that office are: Street Address (must be a street or other physical address in Colorado) 9282 S. Fox Fire Ln. Highlands Ranch, CO 80129 If mail is undeliverable to this address, ALSO include a post office box address: _________________________________; Name Frederick R. Clark
Jr.

4. The address of the corporation's initial principal office is: 9282 S. Fox Fire Ln. Highlands Ranch, CO 80129

5. The name and address of the incorporator is:
     Name Frederick R. Clark Jr.
     Address 9282 S. Fox Fire Ln. Highlands Ranch, CO 80129

6. The undersigned consents to appointment as the corporation's initial registered agent:

     Registered Agent Frederick R. Clark Jr.


/s/ Frederick R. Clark Jr.     Signer's Name-printed Frederick R. Clark Jr.
-----------------------------
   (individual's signature)

7. The address to which the Secretary of State may send a copy of this document upon completion of filing (or to which the Secretary of State may return this document if filing is refused) is: 9282 S. Fox Fire Ln. Highlands Ranch, CO 80129

Incorporator Frederick R. Clark Jr.


/s/ Frederick R. Clark Jr.     Signer's Name-printed Frederick R. Clark Jr.
-----------------------------
   (individual's signature)

OPTIONAL. The electronic mail and/or Internet address for this entity is/are: e-mail clarkrickcyndi@qwest.net Web site _______________________________________

The Colorado Secretary of State may contact the following authorized person regarding this document: name Frederick R. Clark Jr. address 9282 S. Fox Fire Ln. Highlands Ranch, CO 80129 Voice 303-683-1535 fax 303-683-1535 e-mail
clarkrickcyndi@qwest.net

Disclaimer: This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

                                                                FILED
                                                          DONETTA DAVIDSON
                                                     COLORADO SECRETARY OF STATE

DPC 20011181716

                                                             20021174382 C
                                                             $60.00
                                                             SECRETARY OF STATE
                                                             06-26-2002 13:50:19

                                                             NCGS

                       RESTATED ARTICLES OF INCORPORATION

                                WITH AMENDMENTS

                                       OF

                      TECHNOLOGY CONSULTING PARTNERS, INC.

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned Corporation, pursuant to the provisions of the Colorado Business Corporation Act, does hereby adopt these Restated Articles of Incorporation with Amendments.

     By written informal action, unanimously taken by the Board of Directors of the Corporation, pursuant to and in accordance with Section 7-108-202 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly advised the foregoing Restated Articles of Incorporation with Amendments, and by written informal action unanimously taken by the stockholders of the Corporation in accordance with Section 7-107-104 of the Colorado Business Corporation Act, the stockholders of the Corporation duly approved said Restated Articles of Incorporation with Amendments. The effective date of the directors' written informal action is October 31, 2001, and the effective date of the stockholders' informal action is October 31, 2001.

     The provisions set forth in these Restated Articles of Incorporation with Amendments supersede the original Articles of Incorporation and all amendments thereto.

     The Articles of Incorporation of the Corporation are hereby amended by striking in their entirety paragraphs 1 through 7, inclusive, and by substituting in lieu thereof the following:

                                    ARTICLE I
                                      NAME

     The name of the Corporation shall be: Technology Consulting Partners, Inc.

                                   ARTICLE II
                            PRINCIPAL STREET ADDRESS

     The principal street address of the Corporation shall be: 9282 South Fox Fire Lane, Highlands Ranch, Colorado 80129.

                                   ARTICLE III
                               PERIOD OF DURATION

     The Corporation shall exist in perpetuity, from and after the date of filing these Articles of Incorporation with the Secretary of State of the State of Colorado unless dissolved according to law.

                                   ARTICLE IV
                                 CAPITAL STOCK

     THE AGGREGATE NUMBER OF SHARES WHICH THIS CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS FIFTY MILLION (50,000,000) SHARES OF NO PAR VALUE EACH, WHICH SHARES SHALL BE DESIGNATED "COMMON STOCK"; AND TEN MILLION (10,000,000) SHARES OF NO PAR VALUE EACH, WHICH SHARES SHALL BE DESIGNATED "PREFERRED STOCK" AND WHICH MAY BE ISSUED IN ONE OR MORE SERIES AT THE DISCRETION OF THE BOARD OF DIRECTORS. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act.

     1. Dividends. Dividends in cash, property or shares shall be paid upon the Preferred Stock for any year on a cumulative or noncumulative basis as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock, to the extent earned surplus for each such year is available, in an amount as determined by a resolution of the Board of Directors. Such Preferred Stock dividends shall be paid pro rata to holders of Preferred Stock in any amount not less than nor more than the rate as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. No other dividend shall be paid on the Preferred Stock.

     Dividends in cash, property or shares of the Corporation may be paid upon the Common Stock, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law, except that no Common Stock dividend shall be paid for any year unless the holders of Preferred Stock, if any, shall receive the maximum allowable Preferred Stock dividend for such year.

     2. Distribution in Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, first pro rata to the holders of the Preferred Stock until an amount to be determined by a resolution of the Board of Directors prior to issuance of such Preferred Stock, has been distributed per share, and, then, the remainder pro rata to the holders of the Common Stock.

     3. Redemption. The Preferred Stock may be redeemed in whole or in part as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock, upon prior notice to the holders of record of the Preferred Stock, published, mailed and given in such manner and form and on such other terms and conditions as may be prescribed by the Bylaws or by resolution of the Board of Directors, by payment in cash or Common Stock for each share of the Preferred Stock to be redeemed, as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. Common Stock used to redeem Preferred Stock shall be valued as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. Any rights to or arising from fractional shares shall be treated as rights to or arising from one share. No such purchase or retirement shall be made if the capital of the Corporation would be impaired thereby.

     If less than all the outstanding shares are to be redeemed, such redemption may be made by lot or pro rata as may be prescribed by resolution of the Board of Directors; provided, however, that the Board of Directors may alternatively invite from shareholders offers to the Corporation of Preferred

Stock at less than an amount to be determined by a resolution of the Board of Directors prior to issuance of such Preferred Stock, and when such offers are invited, the Board of Directors shall then be required to buy at the lowest price or prices offered, up to the amount to be purchased.

     From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the Corporation in the payment of the redemption price), all dividends on the Preferred Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price, shall cease and terminate.

     Any purchase by the Corporation of the shares of its Preferred Stock shall not be made at prices in excess of said redemption price.

     4. Voting Rights; Cumulative Voting. Each outstanding share of Common Stock shall be entitled to one vote and each fractional share of Common Stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. When, with respect to any action to be taken by shareholders of this Corporation, the laws of Colorado require the vote or concurrence of the holders of two-thirds of the outstanding shares, of the shares entitled to vote thereon, or of any class or series, such action may be taken by the vote or concurrence of a majority of such shares or class or series thereof. Cumulative voting shall not be allowed in the election of directors of this Corporation.

     Shares of Preferred Stock shall only be entitled to such vote as is determined by the Board of Directors prior to the issuance of such stock, except as required by law, in which case each share of Preferred Stock shall be entitled to one vote.

     5. Conversion Rights. Holders of shares of Preferred Stock may be granted the right to convert such Preferred Stock to Common Stock of the Corporation on such terms as may be determined by the Board of Directors prior to issuance of such Preferred Stock.

                                    ARTICLE V
                                 INDEMNIFICATION

     The Corporation may indemnify any director, officer, employee, fiduciary, or agent of the Corporation to the full extent permitted by the Colorado Business Corporation Act as in effect at the time of the conduct by such person.

                                   ARTICLE VI
                                   AMENDMENTS

     The Corporation reserves the right to amend its Articles of Incorporation from time to time accordance with the Colorado Business Corporation Act.

                                   ARTICLE VII
                               ADOPTION OF BYLAWS

     The initial Bylaws of the Corporation shall be adopted by its board of directors. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or these Articles of Incorporation.

                                  ARTICLE VIII
                               BOARD OF DIRECTORS

     The number of directors of the Corporation shall be fixed by the Bylaws of the Corporation. The board of directors of the Corporation shall consist of at least one (1) director, which number may be increased or decreased, to not less than one (1), by resolution of the Board of Directors. The names and addresses of the Directors of the Corporation as of the date of these Restated Articles of Incorporation with Amendments are as follows:

          FREDERICK R. CLARK, JR.     JAMES H. WATSON, JR.
          9282 SOUTH FOX FIRE LANE    1869 WEST LITTLETON BOULEVARD
          HIGHLANDS RANCH, CO 80129   LITTLETON, CO 80120

                                   ARTICLE IX
                           LIMITATION OF LIABILITY OF
                   DIRECTORS TO CORPORATIONS AND SHAREHOLDERS

     No director shall be liable to the Corporation or any shareholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (a) shall be liable under C.R.S.
Section 7-108-403 or any amendment thereto or successor provision thereto; (b) shall have breached the director's duty of loyalty to the Corporation or its shareholders; (c) shall have not acted in good faith or, in failing to act, shall not have acted in good faith; (d) shall have acted or failed to act in a manner involving intentional misconduct or a knowing violation of law; or (e) shall have derived an improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision in the Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision. This Article shall apply to the full extent now permitted by Colorado law or as may be permitted in the future by changes or enactments in Colorado law, including without limitation C.R.S. Section 7-102-102 and/or C.R.S. Section 7-103-____

                                    ARTICLE X
                     REGISTERED OFFICE AND REGISTERED AGENT

     The address of the initial registered office of the Corporation is 9282 South Fox Fire Lane, Highlands Ranch, Colorado 80129, and the name of the initial registered agent at such address is Frederick R. Clark, Jr. Further the registered office or the registered agent may be changed in the manner permitted by law. The undersigned consents to his appointment as registered agent of the Corporation.


                                        /s/ Frederick R. Clark, Jr.
                                        ----------------------------------------
                                        Frederick R. Clark, Jr.

     IN WITNESS WHEREOF, Technology Consulting Partners, Inc. has caused these presents to be signed in its name and on behalf of its President and attested by its Secretary on this 14th day of June 2002, and its President acknowledges that these Restated Articles of Incorporation with Amendments are the act and deed of Technology Consulting Partners, Inc., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his/her knowledge, information and belief.

ATTEST:                                 TECHNOLOGY CONSULTING PARTNERS, INC.


/s/ Frederick R. Clark Jr.              BY: /s/ Frederick R. Clark Jr.
-------------------------------------       ------------------------------------
Frederick R. Clark, Jr., Secretary          Frederick R. Clark, Jr., President
had such shares been converted immediately prior to such Exchange Transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such event at the same time that it gives such notice and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 5(c), and any other agreement relating to the rights of Holders.

     (d) Distribution of Assets. If the Corporation or any of its subsidiaries shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then, upon a Conversion by a Holder occurring after the record date for determining stockholders entitled to such Distribution, the Floating Conversion Price (for all Conversions occurring during the Initial Conversion Period) or the Fixed Conversion Price (for all Conversions occurring after the last day of the Initial Conversion Period) for Preferred Shares not converted prior to the record date of a Distribution shall be reduced to a price determined by decreasing such Conversion Price in effect immediately prior to the record date of the Distribution by an amount equal to the fair market value of the assets so distributed with respect to each share of Common Stock, such fair market value to be determined by an investment banking firm selected by the Holders of at least two-thirds (2/3) of the Preferred Shares then outstanding and reasonably acceptable to the Corporation.

     (e) Adjustment Pursuant to Other Agreements. In addition to and without limiting in any way the adjustments provided in this Section 5, the Conversion Price shall be adjusted as may be required by the provisions of any other agreement between the Corporation and the Holders.

     (f) No Fractional Shares. If any adjustment under this Section would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or, at the option of the Corporation, shall be paid in cash in an amount calculated by multiplying the amount of the fractional share times the Closing Bid Price used to calculate the Conversion Price for such Conversion.

6.   MANDATORY REDEMPTION BY HOLDER.

     (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined below) occurs, each Holder shall have the right to have all or any portion of the Preferred Shares held by such Holder redeemed by the Corporation (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. In order to exercise its right to effect a Mandatory Redemption, a Holder must deliver a written notice (a "Mandatory Redemption Notice") to the Corporation at any time on or before the Business Day following the day on which such event is no longer continuing.

     (b) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

          (i) the Corporation fails for any reason (including without limitation as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance, or as a result of the limitation contained in Section 5(a) hereof), due to voluntary action undertaken by the Corporation or a failure by the Corporation to take action, to issue shares of Common Stock to a Holder and deliver certificates representing such shares to such Holder as and when required by the provisions hereof upon Conversion of any Preferred Shares, and such failure continues for ten (10) Business Days;

          (ii) the Corporation breaches, in a material respect, due to voluntary action undertaken by the Corporation or a failure by the Corporation to take action, any covenant or other material term or condition of this Certificate, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby, and such breach continues for a period of five (5) Business Days after written notice thereof to the Corporation from a Holder;

          (iii) any material representation or warranty made by the Corporation in any agreement, document, certificate or other instrument delivered to Holder prior to the Issue Date is inaccurate or misleading in any material respect as of the date such representation or warranty was made due to voluntary action undertaken by the Corporation or a failure by the Corporation to take action;

     (c) Mandatory Redemption Price. The "Mandatory Redemption Price" shall be equal to the greater of (i) the Liquidation Preference of the Preferred Shares being redeemed multiplied by one hundred and twenty five percent (125%) and (ii) an amount determined by dividing the Liquidation Preference of the Preferred Shares being redeemed by the Conversion Price in effect on the Mandatory Redemption Date and multiplying the resulting quotient by the average Closing Bid Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Mandatory Redemption Date.

     (d) Payment of Mandatory Redemption Price.

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption on the later to occur of (i) the fifth
(5th) Business Day following the Mandatory Redemption Date and (ii) the date on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation.

          (ii) If Corporation fails to pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate.

          (iii) If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date, then the Holder shall have the right at any time, so long as the Corporation remains in default, to require the Corporation, upon written notice, to immediately issue, in lieu of the Mandatory Redemption Price, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Price divided by the Conversion Price in effect on such Conversion Date as is specified by the Holder in writing to the Corporation, such Conversion Price to be reduced by one percent (1%) for each day beyond such 10th Business Day in which the failure to pay the Mandatory Redemption Price continues; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%).

7.   MISCELLANEOUS.

     (a) Transfer of Preferred Shares. A Holder may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Purchase Agreement. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b) Notices. Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the third Business Day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Corporation: c/o David L. Kagel
                                 Law Offices of David L. Kagel, A Professional Corporation
                                 1801 Century Park East, Suite 2500
                                 Los Angeles, California 90067

with a copy to the Corporation's executive offices and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

     (c) Lost or Stolen Certificate. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d) Voting Rights. The Holders of the Preferred Shares shall have the same voting rights with respect to the business, management or affairs of the Corporation as if the Preferred shares were converted to the minimum number of common shares on the record date; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

     (e) Remedies, Characterization, Other Obligations, Breaches and Injunctive Relief. The remedies provided to a Holder in this Certificate of Designation shall be cumulative and in addition to all other remedies available to such Holder under this Certificate of Designation at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (f) Failure or Delay not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                                    EXHIBIT A

                              NOTICE OF CONVERSION

The undersigned hereby elects to convert shares of Series A Convertible Preferred Stock (the "Preferred Stock"), represented by the stock certificate referred to below, (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of TechnoConcepts, Inc. according to the terms and conditions of the Certificate of Designation relating to the Series A Preferred Stock (the "Certificate of Designation"), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.

Date of Conversion:

Number of Shares of Preferred Stock and Series thereof to be Converted:

Certificate Numbers:

Applicable Conversion Price:

Number of Shares of Common Stock to be Issued:

Name of Holder:

Address:

Signature:

Name:

Title:

Holder Requests Delivery to be made: (check one)

_____ By Delivery of Physical Certificates to the Above Address

_____ Through Depository Trust Corporation (Account)

TechnoConcepts\Amendment to the Articles of Incorporation-Rev8-10-04

                                                                FILED
                                                           DONETTA DAVIDSON
                                                     COLORADO SECRETARY OF STATE

                                                             CHANGE OF NAME
                                                             20041129961 C
                                                             $25.00
                                                             SECRETARY OF STATE
                                                             04-08-2004 11:02:50

                                                 ABOVE SPACE FOR OFFICE USE ONLY

ARTICLES OF AMENDMENT TO
ARTICLES OF INCORPORATION (PROFIT)
Form 205 NOT VALID AFTER JUNE 30, 2004
Read about new Forms at www.sos.state.co.us
Filing fee: $25.00
Deliver to: Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
This document must be typed or machine printed
Copies of filed documents may be obtained at www.sos.state.co.us

DPC 20011181716

Pursuant to Section 7-110-106 and part 3 of article 90 of title 7, Colorado Revised Statutes (C.R.S.), these Articles of Amendment to its Articles of Incorporation are delivered to the Colorado Secretary of State for filing.

1. The name, of the corporation is: Technology Consulting Partners Inc
     (If changing the name of the corporation, indicate name of corporation
                            BEFORE the name change)

2. The date the following amendment(s) to the Articles of Incorporation was adopted: 4/7/2004

3. The text of each amendment adopted (include attachment if additional space needed):________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

4. If changing the corporation name, the new name of the corporation is:
                    TechnoConcepts Inc

5. If providing for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:_______________________________________________________________
________________________________________________________________________________

6. Indicate manner in which amendment(s) was adopted (mark only one):

[ ] No shares have been issued or Directors elected - Adopted by Incorporator(s)
[ ] No shares have been issued but Directors have been elected - Adopted by the board of directors
[ ] Shares have been issued but shareholder action was not required - Adopted by the board of directors
[X] The number of votes cast for the amendment(s) by each voting group entitled to vote separately on the amendment(s) was sufficient for approval by that voting group - Adopted by the shareholders

7. Effective date (if not to be effective upon filing) __________ (Not to exceed 90 days)

8. The (a) name or names, and (b) mailing address or addresses, of any one or more of the individuals who cause this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are: David L Kagel Esq 1801 Century Park East Suite 2500 Los Angeles CA 90067

PLEASE REFER TO SECTION 7-90-301 (8), C.R.S

Disclaimer: This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

                                                             20041253302 C
                                                             $75.00
                                                             SECRETARY OF STATE
                                                             07-20-2004 08:19:38

                                                 ABOVE SPACE FOR OFFICE USE ONLY
Document Processing Fee
   If document is on paper:               $25.00
   If document is filed electronically:   Currently Not Available
Fees are subject to change.
For electronic filing and to obtain
   copies of filed documents visit
   www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.

                             ARTICLES OF AMENDMENT

    filed pursuant to Section 7-90-301, et seq. and Section 7-110-106 of the
                       Colorado Revised Statutes (C.R.S.)

ID number:                                   20011181716

1. Entity name:

                                             TechnoConcepts, Inc.
                                             (If changing the name of the corporation,
                                             indicate name BEFORE the name change)

2. New Entity name:
   (if applicable)                           _________________________________________________

3. Use of Restricted Words (if any of these
   terms are contained in an entity name,    [ ] "bank" or "trust" or any derivative thereof
   true name of an entity, trade name or     [ ] "credit union"   [ ] "savings and loan"
   trademark stated in this document, make   [ ] "insurance", "casualty", "mutual", or "surety"
   the applicable selection):

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration
   as amended is less than perpetual, state
   the date on which the period of duration
   expires:                                  __________________
                                                (mm/dd/yyyy)

      OR

   If the corporation's period of duration as amended is perpetual, mark this box: [ ]

7. (Optional) Delayed effective date:        __________________
                                                (mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic

                                                                  Rev. 7/13/2004


                                                                          1 of 2
statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8.   Name(s) and
     address(es) of the
     individual(s) causing
     the document to be
     delivered for filing:   Doubet   Mary Beth   __________   ________
                             (Last)    (first)     (Middle)    (Suffix)

                             1869 W. Littleton Blvd.
                             (Street name and number or Post Office information)

                             ___________________________________________________

                             Littleton   CO        80120
                               (City)    (State)   (Postal/Zip Code)

                             __________________________   ______________________
                             (Province - if applicable)   (Country - if not US)

     (The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box [ ] and include an attachment stating the name and address of such individuals.)

DISCLAIMER:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

                                                                  Rev. 7/13/2004


                                                                          2 of 2

                            AMENDMENT TO THE ARTICLES
                                       of
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       of
                              TECHNOCONCEPTS, INC.

TechnoConcepts, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Corporation"), hereby certifies that on April 8, 2004 the following resolutions were duly adopted by the Board of Directors of the Corporation.

RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Corporation's Certificate of Incorporation, the Board of Directors hereby authorizes a new class of the Corporation's previously authorized Preferred Stock, no par value per share (the "Preferred Stock"), to be issued pursuant to an asset acquisition and related issuance and purchase of stock ("Purchase Agreement"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:

1.   DESIGNATION AND AMOUNT.

The designation of this Class, which consists of Sixteen Thousand (16,000) shares (the "Preferred Shares") of Preferred Stock, is the Series A Convertible Preferred Stock (the "Series A Preferred Stock"), shall be divided into Series A1 and Series A2 (which shall be identical in all respects except as otherwise identified herein) and the face amount shall be One Thousand Dollars ($1,000.00) per share (the "Stated Value"). The date on which a Preferred Share is issued and sold by the Corporation is referred to herein as the "Issue Date". The individual or entity in whose name a Preferred Share is registered on the books of the Corporation is referred to herein as a "Holder" and together with each other Holder, as the "Holders". The Preferred Shares issued and sold to the Purchasers pursuant to the above-referred Purchase Agreement are sometimes referred to herein as the "Purchaser Preferred Shares."

2.   DIVIDENDS.

The Series A Preferred Stock will bear dividends, payable quarterly at the rate of five per cent (5%) per annum or $50.00 per Preferred Share. Such dividends shall be payable in cash or common stock, as the Board of Directors shall determine.

3.   PRIORITY.

In the event of (i) any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, (ii) the commencement of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceeding relating to the Corporation or its assets or (iii) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the

Corporation (each, a "Liquidation Event"), the Holders shall be entitled to receive, in preference to the payment of the liquidation preference of any other shares of Preferred Stock issued by the Corporation or of any other securities of the Corporation and prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock or any other stock of the Corporation having rights or preferences as to a distribution upon a Liquidation Event junior to the rights or preferences of the Series A Preferred Stock ("Junior Securities"), in cash an amount per share of Series A Preferred Stock equal to the Stated Value for such share, plus any amounts owed to the Holder thereof by the Corporation and not yet paid (collectively, the "Liquidation Preference") (which amount shall be adjusted appropriately in the event the outstanding shares of Series A Preferred Stock shall be subdivided, combined or consolidated, by any capital reorganization, reclassification or otherwise into a greater or lesser number of shares of Series A Preferred Stock). If upon the occurrence of a Liquidation Event, the assets and funds available for distribution to the Holders are insufficient to permit the payment to such holders of the full amount of the Liquidation Preference, then the assets and funds available for payment of the Liquidation Preference shall be distributed in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

For purposes of this Section 3, a Liquidation Event shall (at the option of each Holder with respect to such Holder's Preferred Shares, upon written notice delivered to the Corporation) be deemed to be occasioned by, and to include, but not be limited to (i) the Corporation's sale of all or substantially all of its assets coupled with a distribution of any of the proceeds of such sale to any holders of Junior Stock, or (ii) the acquisition of this Corporation by another entity by means of merger or consolidation resulting in the exchange of outstanding shares of this Corporation for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary; provided, however, that a reorganization, merger or consolidation involving only a change in the state of incorporation of the Corporation shall not be deemed a Liquidation Event.

4.   CONVERSION.

     (a) Right to Convert. Each Holder shall have the right to convert, at any time after December 31, 2004, which is referred to herein as the "Initial Conversion Date"), all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the Corporation's common stock, no par value per share (the "Common Stock"), as is determined in accordance with the terms hereof (a "Conversion"). Notwithstanding the foregoing, if prior to the Initial Conversion Date, (i) the Corporation makes a public announcement that it intends to enter into a Change of Control Transaction (as defined below), or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to acquire fifty percent (50%) or more of the Common Stock,
(iii) a Mandatory Redemption Event (as defined below) occurs, the Holders of Preferred Shares shall have the right to convert Preferred Shares at any time on or after the first date on which any of the events described in (i), (ii), (iii) or (iv) occurs, and such date shall be deemed to be the Initial Conversion Date for purposes hereof. Notwithstanding anything contained herein to the contrary the conversion of any shares of the Series A1 Preferred Stock shall be subject to the successful completion of the following conditions precedent (the "Patent Conditions"): (1) the granting for the benefit of the Corporation of the Patents filed on Direct Conversion Delta-Sigma Receiver, (application number 09/241,994 and PCT/US00/02665), (2) the Corporation filing a proper Patent Application on Commuting Amplifier with the USPTO and the WIPO and (3) the Corporation filing a proper Patent Application on Direct Conversion Delta-Sigma Transmitter with the USPTO and the WIPO. The Board of Directors shall have the right to waive the foregoing Patent Conditions at any time.

     (b) Conversion Notice. In order to convert Preferred Shares, a Holder shall send by mail, personal delivery, courier service or facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion (a "Conversion Notice"), in substantially the form of Exhibit A hereto, to the Corporation (which shall promptly forward such Conversion Notice to the Corporation's transfer agent for the Common Stock (the "Transfer Agent")) stating the number of Preferred Shares to be converted, the applicable Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall also deliver the original of the Conversion Notice and of such certificate or certificates to the Corporation. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be the record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Corporation shall promptly issue to such Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountant within one (1) Business Day of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than two (2) Business Days following the day on which it received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing the aggregate Stated Value of the Preferred Shares to be converted by the Conversion Price (as defined herein) in effect on the applicable Conversion Date. Subject to adjustment as provided in Section 5 below, "Conversion

Price" with respect to a Preferred Share shall mean the lesser of (i) one hundred percent (100%) of the average of the Closing Bid Prices for the Common Stock occurring during the period of five (5) Trading Days (as defined below) immediately prior to (but not including) the applicable Conversion Date (the "Floating Conversion Price"), and (ii) fifty cents ($.50) per Conversion Share.

     (d) Certain Definitions. "Trading Day" means any day on which the Common Stock is traded on the principal securities exchange or market on which the Common Stock is then traded. "Closing Bid Price" means, with respect to the Common Stock, the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding Preferred Shares (collectively, "Bloomberg") or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an investment banking firm selected by the Holders (which may be a Holder) of a majority of the then outstanding Preferred Shares and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation. "Business Day" means any day on which the New York Stock Exchange and commercial banks located in the City of New York are open for business. A "Change of Control Transaction" means the sale, conveyance or disposition of all or substantially all of the assets of the Corporation or any of its subsidiaries (including without limitation the sale or other conveyance of any common stock or other equity securities of any of the Corporation's subsidiaries), or the effectuation of a transaction or series of related transactions, in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation or any of its subsidiaries with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity.

     (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice from a Holder pursuant to paragraph 4(b) above, the Corporation shall instruct the Transfer Agent to deliver to such Holder, no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) the Business Day following the day on which such Holder delivers to the Corporation the certificates representing the Preferred Shares being converted (the "Delivery Date"), the number of Conversion Shares as shall be determined as provided herein. The Corporation shall instruct the Transfer Agent to effect delivery of Conversion Shares to a Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities

Transfer program ("FAST"), crediting the account of such Holder or its nominee at DTC with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST or if a Holder so specifies in a Conversion Notice or otherwise in writing, the Corporation shall instruct the Transfer Agent to effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next higher number of Conversion Shares. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as (A) the sale or transfer of such Conversion Shares is covered by an effective Registration Statement, (B) such Conversion Shares can be sold pursuant to Rule 144 ("Rule 144") under the Securities Act of 1933, as amended ("Securities Act") and a registered broker dealer provides to the Corporation a customary broker's Rule 144 letter, or (C) such Conversion Shares are eligible for resale under Rule 144(k) or any successor rule or provision.

     (f) Failure to Deliver Conversion Shares.

          (i) In the event that the Corporation or the Transfer Agent fails for any reason to deliver to a Holder certificates representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefore (a "Conversion Default"), and such failure continues for three (3) Business Days following the Delivery Date, the Corporation shall pay to such Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Liquidation Preference of the Preferred Shares represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date for such Conversion Shares and the earlier to occur of (A) the date on which all of the certificates representing such Conversion Shares are issued and delivered to such Holder, (B) the date on which such Preferred Shares are redeemed pursuant to the terms hereof and (C) the date on which a Withdrawal Notice (as defined below) is delivered to the Corporation. Amounts payable under this subparagraph (f) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

          (ii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages against the Corporation for the failure by the Corporation or the Transfer Agent to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price applicable to such Conversion Shares) and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g) Conversion at Maturity. On the date which is three (3) years following the Issue Date relating to a Preferred Share (the "Maturity Date"), such Preferred Shares then outstanding (provided with respect to the Series A1 Preferred Stock that the Patent Conditions shall have been satisfied) shall be automatically converted into the number of shares of Common Stock equal to the Stated Value of such shares divided by the Conversion Price then in effect (a "Conversion at Maturity"); provided, however, that if, on the Maturity Date, (i) the number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is not sufficient to effect the issuance and delivery of the number of Conversion Shares into which all outstanding Preferred Shares are then convertible, (ii) the Common Stock is not actively traded on the NASDAQ Small Cap Market or the NASDAQ National Market, or (iii) a Mandatory Redemption Event (as defined herein) has occurred and is continuing, each Holder shall have the option, upon written notice to the Corporation, to retain its rights as a holder of Preferred Shares, including without limitation, the right to convert such Preferred Shares in accordance with the terms of paragraphs 4(a) through 4(f) hereof and, upon delivery of such notice, such Preferred Shares shall not be subject to a Conversion at Maturity hereunder until the thirtieth (30th) day following the later of (a) the date on which the event specified (i), (ii) or (iii) is no longer continuing and (b) the date on which the Corporation delivers to each Holder written notice to such effect, and in such event, such thirtieth day shall be deemed to be the Maturity Date for purposes of this Certificate of Designation. If a Conversion at Maturity occurs, the Corporation and each Holder shall follow the procedures for Conversion set forth in this Section 4, with the Maturity Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph 4(b). Notwithstanding anything contained herein to the contrary, in the event that the Patent Conditions shall not have been satisfied on the Maturity Date the holders of Series A1 Preferred Stock shall not be entitled to convert such Preferred Shares until the earlier of (a) the satisfaction of the Patent Conditions or (b) five years from the Issue Date.

     (h) Mandatory Conversion. If following the one year anniversary of the Issue Date relating to the Purchaser Preferred Shares, (A) the Corporation executes a firm commitment underwriting agreement relating to a registered public offering of Common Stock in an aggregate amount of at least fifteen million dollars $15,000,000) (a "Qualified Public Offering") where the obligations of the underwriters named therein are subject only to customary closing conditions, and (B) such underwriters determine in good faith that all of the outstanding Preferred Shares must be converted in order to ensure the successful completion of such offering and notify the Corporation in writing of such determination (a "Mandatory Conversion Event"), the Corporation shall have the right to require the Holders, subject to the conditions specified herein, to convert all of the outstanding Preferred Shares (a "Mandatory Conversion") on or before a date (the "Mandatory Conversion Date") which is not less than twenty
(20) days following the date on which the Mandatory Conversion Notice (as defined below) is delivered to each

Holder. In order for the Corporation to exercise its right to require a Mandatory Conversion hereunder, (i) the Corporation must deliver written notice of such Mandatory Conversion (a "Mandatory Conversion Notice") to each Holder at any time following the thirtieth (30th) day prior to the planned commencement of the Qualified Public Offering to which the Mandatory Conversion relates and no later than the completion of such offering, (ii) the Registration Statement must be effective and available to the Holders for the resale of all of the Conversion Shares into which the outstanding Preferred Shares are convertible, and (iii) the Common Stock must be quoted and actively traded on the NASDAQ Small Cap Market or the NASDAQ National Market, in the case of either (ii) or
(iii), from the first day on which the Mandatory Conversion Event occurs through the Mandatory Conversion Date. In the event that the conditions specified above are not satisfied with respect to a Mandatory Conversion, such Mandatory Conversion shall immediately become void and of no further effect, provided, however, that the Holders may waive such conditions or the Corporation may exercise its right to require a Mandatory Conversion with respect to a subsequent Mandatory Conversion Event, subject to the satisfaction of such conditions. In the event that a Mandatory Conversion Event occurs and the Corporation does not exercise its right to require a Mandatory Conversion (other than as a result of a failure to satisfy any of the conditions specified herein), the Corporation may, in lieu thereof and upon receiving written advice from the underwriter(s) participating in such offering that sales of Conversion Shares by the Holders may impair the successful completion of such offering, require each Holder to refrain from delivering any Conversion Notices to the Corporation during the period of thirty (30) days following the completion of such offering (a "Standstill Period"). In order to require a Standstill Period, the Corporation must deliver written notice thereof to each Holder at least three (3) Business Days prior to the day on which such Standstill Period is to commence.

5.   ADJUSTMENTS TO CONVERSION PRICE.

     (a) Adjustment to Conversion Price Due to Stock Split, Stock Dividend, Etc. If, prior to the Conversion of all of the Preferred Shares, (A) the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, or the distribution to holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof (based upon the subscription or exercise price of such rights or warrants at the time of the issuance thereof), the Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average Closing Bid Price for the Common Stock on the five (5) consecutive Trading Days occurring immediately prior to but not including the earlier of such date and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "ex date", when used with respect to any issuance or distribution, means the first Trading Day on which the Common Stock trades regular way in the market from which such average Closing Bid Price is then to be determined without the right to receive such issuance or distribution.

     (b) Adjustment to Conversion Price During Reference Period. If, prior to the Conversion of all of the Preferred Shares, the number of outstanding shares of Common Stock is increased or decreased by a stock split, a stock dividend on the Common Stock, a combination, or a reclassification of the Common Stock, and such event takes place during the reference period for the determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, or reclassification for all Trading Days occurring during such reference period.

     (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such Holder shall (A) upon the closing of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder, (and without regard to whether such shares contain a restrictive legend or are freely-tradable) the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with such Exchange Transaction (the "Exchange Consideration"), and (B) upon the Conversion of Preferred Shares occurring subsequent to the closing of such Exchange Transaction, have the right to receive the Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such event at the same time that it gives such notice and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 5(c), and any other agreement relating to the rights of Holders.

     (d) Distribution of Assets. If the Corporation or any of its subsidiaries shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then, upon a Conversion by a Holder occurring after the record date for determining stockholders entitled to such Distribution, the Floating Conversion Price (for all Conversions occurring during the Initial Conversion Period) or the Fixed Conversion Price (for all Conversions occurring after the last day of the Initial Conversion Period) for Preferred Shares not converted prior to the record date of a Distribution shall be reduced to a price determined by decreasing such Conversion Price in effect immediately prior to the record date of the Distribution by an amount equal to the fair market value of the assets so distributed with respect to each share of Common Stock, such fair market value to be determined by an investment banking firm selected by the Holders of at least two-thirds (2/3) of the Preferred Shares then outstanding and reasonably acceptable to the Corporation.

     (e) Adjustment Pursuant to Other Agreements. In addition to and without limiting in any way the adjustments provided in this Section 5, the Conversion Price shall be adjusted as may be required by the provisions of any other agreement between the Corporation and the Holders.

     (f) No Fractional Shares. If any adjustment under this Section would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or, at the option of the Corporation, shall be paid in cash in an amount calculated by multiplying the amount of the fractional share times the Closing Bid Price used to calculate the Conversion Price for such Conversion.

6.   MANDATORY REDEMPTION BY HOLDER.

     (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined below) occurs, each Holder shall have the right to have all or any portion of the Preferred Shares held by such Holder redeemed by the Corporation (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. In order to exercise its right to effect a Mandatory Redemption, a Holder must deliver a written notice (a "Mandatory Redemption Notice") to the Corporation at any time on or before the Business Day following the day on which such event is no longer continuing.

     (b) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

          (i) The Corporation fails for any reason (including without limitation as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance, or as a result of the limitation contained in Section 5(a) hereof), due to voluntary action undertaken by the Corporation or a failure by the Corporation to take action, to issue shares of Common Stock to a Holder and deliver certificates representing such shares to such Holder as and when required by the provisions hereof upon Conversion of any Preferred Shares, and such failure continues for ten (10) Business Days;

          (ii) The Corporation breaches, in a material respect, due to voluntary action undertaken by the Corporation or a failure by the Corporation to take action, any covenant or other material term or condition of this Certificate, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby, and such breach continues for a period of five (5) Business Days after written notice thereof to the Corporation from a Holder;

          (iii) Any material representation or warranty made by the Corporation in any agreement, document, certificate or other instrument delivered to Holder prior to the Issue Date is inaccurate or misleading in any material respect as of the date such representation or warranty was made due to voluntary action undertaken by the Corporation or a failure by the Corporation to take action;

     (c) Mandatory Redemption Price. The "Mandatory Redemption Price" shall be equal to the greater of (i) the Liquidation Preference of me Preferred Shares being redeemed multiplied by one hundred and twenty five percent (125%) and (ii) an amount determined by dividing the Liquidation Preference of the Preferred Shares being redeemed by the Conversion Price in effect on the Mandatory Redemption Date and multiplying the resulting quotient by the average Closing Bid Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Mandatory Redemption Date.

     (d) Payment of Mandatory Redemption Price.

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption on the later to occur of (i) the fifth
(5th) Business Day following the Mandatory Redemption Date and (ii) the date on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation.

          (ii) If Corporation fails to pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate.

          (iii) If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date, then the Holder shall have the right at any time, so long as the Corporation remains in default, to require the Corporation, upon written notice, to immediately issue, in lieu of the Mandatory Redemption Price, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Price divided by the Conversion Price in effect on such Conversion Date as is specified by the Holder in writing to the Corporation, such Conversion Price to be reduced by one percent (1%) for each day beyond such 10th Business Day in which the failure to pay the Mandatory Redemption Price continues; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%).

7.   MISCELLANEOUS.

     (a) Transfer of Preferred Shares. A Holder may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration there under and otherwise is made in accordance with the terms of the Purchase Agreement. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b) Notices. Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the third Business Day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

               If to the Corporation: c/o David L. Kagel
                                      Law Offices of David L. Kagel, A
               Professional Corporation
                                              1801-Century Park East, Suite 2500
                                              Los Angeles, California 90067

               With a copy to the Corporation's executive offices and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

                    (c) Lost or Stolen Certificate. Upon receipt by the
               Corporation of evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

                    (d) Voting Rights. The Holders of the Preferred Shares shall have the same voting rights with respect to the business, management or affairs of the Corporation as if the Preferred shares were converted to the minimum number of common shares on the record date; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

                    (e) Remedies, Characterization, Other Obligations, Breaches
               and Injunctive Relief. The remedies provided to a Holder in this Certificate of Designation shall be cumulative and in addition to all other remedies available to such Holder under this Certificate of Designation at law or in equity (including without Limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

                    (f) Failure or Delay not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                                   EXHIBIT A

                              NOTICE OF CONVERSION

The undersigned hereby elects to convert shares of Series A Convertible Preferred Stock (the "Preferred Stock"), represented by the stock certificate referred to below. (The "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of TechnoConcepts, Inc. according to the terms and conditions of the Certificate of Designation relating to the Series A Preferred Stock (the "Certificate of Designation"), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.

Date of Conversion:

Number of Shares of Preferred Stock and Series thereof to be converted:

Certificate Numbers:

Applicable Conversion Price:

Number of Shares of Common Stock to be issued:

Name of Holder:

Address:

Signature:

Name:

Title:

Holder Requests Delivery to be made: (check one)

______ By Delivery of Physical Certificates to the Above Address

______ Through Depository Trust Corporation (Account)

TechnoConcepts\Certificate of Designation Series A Conv Stk-Rev7-12-04

                                                             20041280684 C
                                                             $75.00
                                                             SECRETARY OF STATE
                                                             08-11-2004 11:43:56

                                                 ABOVE SPACE FOR OFFICE USE ONLY

Document Processing Fee
   If document is on paper:               $25.00
   If document is filed electronically:   Currently Not Available
Fees are subject to change.
For electronic filing and to obtain
   copies of filed documents visit
   www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.

                             ARTICLES OF AMENDMENT

    filed pursuant to Section 7-90-301, et seq. and Section 7-110-106 of the
                       Colorado Revised Statutes (C.R.S.)

ID number:                                   20011181716

1. Entity name:

                                             TECHNOCONCEPTS, INC.
                                             (If changing the name of the corporation,
                                               indicate name BEFORE die name change)

2. New Entity name:
   (if applicable)
                                             _________________________________________

3. Use of Restricted Words (if any of these
   terms are contained in an entity name,    [ ] "bank" or "trust" or any derivative thereof
   true name of an entity, trade name or     [ ] "credit union"   [ ] "savings and loan"
   trademark stated in this document, make   [ ] "insurance", "casualty", "mutual", or "surety"
   the applicable selection):

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration
   as amended is less than perpetual, state
   the date on which the period of duration
   expires:                                  __________________
                                                (mm/dd/yyyy)

      OR

   If the corporation's period of duration as amended is perpetual, mark this box: [ ]

7. (Optional) Delayed effective date:        __________________
                                                (mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic

                                                                  Rev. 7/13/2004


                                                                          1 of 2
statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8.   Name(s) and
     address(es) of the
     individual(s) causing
     the document to be
     delivered for filing:   DOUBET   MARY BETH   __________   ________
                             (Last)    (first)     (Middle)    (Suffix)

                             1869 W LITTLETON BLVD
                             (Street name and number or Post Office information)

                             ___________________________________________________

                             LITTLETON     CO            80120
                               (City)    (State)   (Postal/Zip Code)

                             __________________________   ______________________
                             (Province - if applicable)   (Country - if not US)

     (The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box [ ] and include an attachment stating the name and address of such individuals.)

DISCLAIMER:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

                                                                  Rev. 7/13/2004


                                                                          2 of 2

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       of
                              TECHNOCONCEPTS, INC.

TechnoConcepts, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Corporation"), hereby certifies that on April 8, 2004 the following resolutions were duly adopted by the Board of Directors of the Corporation.

RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Corporation's Certificate of Incorporation, the Board of Directors hereby authorizes a new class of the Corporation's previously authorized Preferred Stock, no par value per share (the "Preferred Stock"), to be issued pursuant to an asset acquisition and related issuance and purchase of stock ("Purchase Agreement"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:

1.   DESIGNATION AND AMOUNT.

The designation of this Class, which consists of Sixteen Thousand (16,000) shares (the "Preferred Shares") of Preferred Stock, is the Series A Convertible Preferred Stock (the "Series A Preferred Stock"), shall be divided into Series A1 and Series A2 (which shall be identical in all respects except as otherwise identified herein) and the face amount shall be One Thousand Dollars ($1,000.00) per share (the "Stated Value"). The date on which a Preferred Share is issued and sold by the Corporation is referred to herein as the "Issue Date". The individual or entity in whose name a Preferred Share is registered on the books of the Corporation is referred to herein as a "Holder" and together with each other Holder, as the "Holders". The Preferred Shares issued and sold to the Purchasers pursuant to the above referred Purchase Agreement are sometimes referred to herein as the "Purchaser Preferred Shares."

2.   DIVIDENDS.

The Series A1 Preferred Stock will not bear dividends. The Series A2 Preferred Stock will bear dividends, payable quarterly at the rate of five per cent per annum or $50.00 per Preferred Share. Such dividends shall be payable in cash or common stock, as the Board of Directors shall determine.

3.   PRIORITY.

In the event of (i) any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, (ii) the commencement of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceeding relating to the Corporation or its assets or (iii) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation Event"), the Holders shall be entitled to receive, in preference to the payment of the liquidation preference of any other shares of Preferred Stock issued by the Corporation or of any other securities of the Corporation and prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock or any other stock of the Corporation having rights or preferences as to a distribution upon a Liquidation Event junior to the rights or preferences of the Series A Preferred Stock ("Junior Securities"), in cash an amount per share of Series A Preferred Stock equal to the Stated Value for such share, plus any amounts owed to the Holder thereof by the Corporation and not yet paid (collectively, the "Liquidation Preference") (which amount shall be adjusted appropriately in the event the outstanding shares of Series A Preferred Stock shall be subdivided, combined or consolidated, by any capital reorganization, reclassification or otherwise into a greater or lesser number of shares of Series A Preferred Stock). If upon the occurrence of a Liquidation Event, the assets and funds available for distribution to the Holders are insufficient to permit the payment to such holders of the full amount of the Liquidation Preference, then the assets and funds available for payment of the Liquidation Preference shall be distributed in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

For purposes of this Section 3, a Liquidation Event shall (at the option of each Holder with respect to such Holder's Preferred Shares, upon written notice delivered to the Corporation) be deemed to be occasioned by, and to include, but not be limited to (i) the Corporation's sale of all or substantially all of its assets coupled with a distribution of any of the proceeds of such sale to any holders of Junior Stock, or (ii) the acquisition of this Corporation by another entity by means of merger or consolidation resulting in the exchange of outstanding shares of this Corporation for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary; provided, however, that a reorganization, merger or consolidation involving only a change in the state of incorporation of the Corporation shall not be deemed a Liquidation Event.

4.   CONVERSION.

     (a) Right to Convert. Each Holder shall have the right to convert, at any time after January 31, 2006, which is referred to herein as the "Initial Conversion Date"), all or any part of the Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of the Corporation's common stock, no par value per share (the "Common Stock"), as is determined in accordance with the terms hereof (a "Conversion"). Notwithstanding the foregoing, if prior to the Initial Conversion Date, (i) the Corporation makes a public announcement that it intends to enter into a Change of Control Transaction (as defined below), or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to acquire fifty percent (50%) or more of the Common Stock,
(iii) a Mandatory Redemption Event (as defined below) occurs, the Holders of Preferred Shares shall have the right to convert Preferred Shares at any time on or after the first date on which any of the events described in (i), (ii), (iii) or (iv) occurs, and such date shall be deemed to be the Initial Conversion Date for purposes hereof. Notwithstanding anything contained herein to the contrary the conversion of any shares of the Series A1 Preferred Stock shall be subject to the successful completion of the following conditions precedent (the "Conditions"): (1) the granting for the benefit of the Corporation of the Patents filed on Direct Conversion Delta-Sigma Receiver, (application number 09/241,994 and PCT/US00/02665), (2) the Corporation filing a proper Patent Application on Commuting Amplifier with the USPTO and the WIPO, (3) the Corporation filing a proper Patent Application on Direct Conversion Delta-Sigma Transmitter with the USPTO and the WIPO and (4) the Corporation having gross revenues in any fiscal year of $75,000,000 as disclosed in any report filed by the Corporation with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

     (b) Conversion Notice. In order to convert Preferred Shares, a Holder shall send by mail, personal delivery, courier service or facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion (a "Conversion Notice"), in substantially the form of Exhibit A hereto, to the Corporation (which shall promptly forward such Conversion Notice to the Corporation's transfer agent for the Common Stock (the "Transfer Agent")) stating the number of Preferred Shares to be converted, the applicable Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall also deliver the original of the Conversion Notice and of such certificate or certificates to the Corporation. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be the record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Corporation shall promptly issue to such Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountant within one (1) Business Day of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than two (2) Business Days following the day on which it received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing the aggregate Stated Value of the Preferred Shares to be converted by the Conversion Price (as defined herein) in effect on the applicable Conversion Date. Subject to adjustment as provided in Section 5 below, "Conversion Price" with respect to a Preferred Share shall mean the lesser of (i) one hundred percent (100%) of the average of the Closing Bid Prices for the Common Stock occurring during the period of five(5) Trading Days (as defined below) immediately prior to (but not including) the applicable Conversion Date (the "Floating Conversion Price"), and (ii) fifty cents ($.50) per Conversion Share.

     (d) Certain Definitions. "Trading Day" means any day on which the Common Stock is traded on the principal securities exchange or market on which the Common Stock is then traded. "Closing Bid Price" means, with respect to the Common Stock, the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding Preferred Shares (collectively, "Bloomberg") or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an investment banking firm selected by the Holders (which may be a Holder) of a majority of the then outstanding Preferred Shares and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation. "Business Day" means any day on which the New York Stock Exchange and commercial banks located in the City of New York are open for business. A "Change of Control Transaction" means the sale, conveyance or disposition of all or substantially all of the assets of the Corporation or any of its subsidiaries (including without limitation the sale or other conveyance of any common stock or other equity securities of any of the Corporation's subsidiaries), or the effectuation of a transaction or series of related transactions, in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation or any of its subsidiaries with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity.

     (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice from a Holder pursuant to paragraph 4(b) above, the Corporation shall instruct the Transfer Agent to deliver to such Holder, no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) the Business Day following the day on which such Holder delivers to the Corporation the certificates representing the Preferred Shares being converted (the "Delivery Date"), the number of Conversion Shares as shall be determined as provided herein. The Corporation shall instruct the Transfer Agent to effect delivery of Conversion Shares to a Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of such Holder or its nominee at DTC with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST or if a Holder so specifies in a Conversion Notice or otherwise in writing, the Corporation shall instruct the Transfer Agent to effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next higher number of Conversion Shares. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as (A) the sale or transfer of such Conversion Shares is covered by an effective Registration Statement, (B) such Conversion Shares can be sold pursuant to Rule 144 ("Rule 144") under the Securities Act of 1933, as amended ("Securities Act") and a registered broker dealer provides to the Corporation a customary broker's Rule 144 letter, or (C) such Conversion Shares are eligible for resale under Rule 144(k) or any successor rule or provision.

     (f) Failure to Deliver Conversion Shares.

          (i) In the event that the Corporation or the Transfer Agent fails for any reason to deliver to a Holder certificates representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure continues for three (3) Business Days following the Delivery Date, the Corporation shall pay to such Holder payments ("Conversion Default

Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Liquidation Preference of the Preferred Shares represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date for such Conversion Shares and the earlier to occur of (A) the date on which all of the certificates representing such Conversion Shares are issued and delivered to such Holder, (B) the date on which such Preferred Shares are redeemed pursuant to the terms hereof and (C) the date on which a Withdrawal Notice (as defined below) is delivered to the Corporation. Amounts payable under this subparagraph (f) shall be paid to the Holder in immediately available funds on or before the fifth
(5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

          (ii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages against the Corporation for the failure by the Corporation or the Transfer Agent to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price applicable to such Conversion Shares) and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (g) Conversion at Maturity. On the date which is three (3) years following the Issue Date relating to a Preferred Share (the "Maturity Date"), such Preferred Shares then outstanding (provided with respect to the Series A1 Preferred Stock that the Patent Conditions shall have been satisfied) shall be automatically converted into the number of shares of Common Stock equal to the Stated Value of such shares divided by the Conversion Price then in effect (a "Conversion at Maturity"); provided, however, that if, on the Maturity Date, (i) the number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is not sufficient to effect the issuance and delivery of the number of Conversion Shares into which all outstanding Preferred Shares are then convertible, (ii) the Common Stock is not actively traded on the Nasdaq SmallCap Market or the Nasdaq National Market, or (iii) a Mandatory Redemption Event (as defined herein) has occurred and is continuing, each Holder shall have the option, upon written notice to the Corporation, to retain its rights as a holder of Preferred Shares, including without limitation, the right to convert such Preferred Shares in accordance with the terms of paragraphs 4(a) through 4(f) hereof and, upon delivery of such notice, such Preferred Shares shall not be subject to a Conversion at Maturity hereunder until the thirtieth (30th) day following the later of (a) the date on which the event specified (i), (ii) or (iii) is no longer continuing and (b) the date on which the Corporation delivers to each Holder written notice to such effect, and in such event, such thirtieth day shall be deemed to be the Maturity Date for purposes of this Certificate of Designation. If a Conversion at Maturity occurs, the Corporation and each Holder shall follow the procedures for Conversion set forth in this Section 4, with the Maturity Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph 4(b). Notwithstanding anything contained herein to the contrary, in the event that the Patent Conditions shall not have been satisfied on the Maturity Date the holders of Series A1 Preferred Stock shall not be entitled to convert such Preferred Shares until the earlier of (a) the satisfaction of the Patent Conditions or (b) five years from the Issue Date.

     (h) Mandatory Conversion. If following the one year anniversary of the Issue Date relating to the Purchaser Preferred Shares, (A) the Corporation executes a firm commitment underwriting agreement relating to a registered public offering of Common Stock in an aggregate amount of at least fifteen million dollars $15,000,000) (a "Qualified Public Offering") where the obligations of the underwriters named therein are subject only to customary closing conditions, and (B) such underwriters determine in good faith that all of the outstanding Preferred Shares must be converted in order to ensure the successful completion of such offering and notify the Corporation in writing of such determination (a "Mandatory Conversion Event"), the Corporation shall have the right to require the Holders, subject to the conditions specified herein, to convert all of the outstanding Preferred Shares (a "Mandatory Conversion") on or before a date (the "Mandatory Conversion Date") which is not less than twenty
(20) days following the date on which the Mandatory Conversion Notice (as defined below) is delivered to each Holder. In order for the Corporation to exercise its right to require a Mandatory Conversion hereunder, (i) the Corporation must deliver written notice of such Mandatory Conversion (a "Mandatory Conversion Notice") to each Holder at any time following the thirtieth (30th) day prior to the planned commencement of the Qualified Public Offering to which the Mandatory Conversion relates and no later than the completion of such offering, (ii) the Registration Statement must be effective and available to the Holders for the resale of all of the Conversion Shares into which the outstanding Preferred Shares are convertible, and (iii) the Common Stock must be quoted and actively traded on the Nasdaq SmallCap Market or the Nasdaq National Market, in the case of either (ii) or (iii), from the first day on which the Mandatory Conversion Event occurs through the Mandatory Conversion Date. In the event that the conditions specified above are not satisfied with respect to a Mandatory Conversion, such Mandatory Conversion shall immediately become void and of no further effect; provided, however, that the Holders may waive such conditions or the Corporation may exercise its right to require a Mandatory Conversion with respect to a subsequent Mandatory Conversion Event, subject to the satisfaction of such conditions. In the event that a Mandatory Conversion Event occurs and the Corporation does not exercise its right to require a Mandatory Conversion (other than as a result of a failure to satisfy any of the conditions specified herein), the Corporation may, in lieu thereof and upon receiving written advice from the underwriter(s) participating in such offering that sales of Conversion Shares by the Holders may impair the successful completion of such offering, require each Holder to refrain from delivering any Conversion Notices to the Corporation during the period of thirty (30) days following the completion of such offering (a "Standstill Period"). In order to require a Standstill Period, the Corporation must deliver written notice thereof to each Holder at least three (3) Business Days prior to the day on which such Standstill Period is to commence.

5.   ADJUSTMENTS TO CONVERSION PRICE.

     (a) Adjustment to Conversion Price Due to Stock Split, Stock Dividend, Etc. If, prior to the Conversion of all of the Preferred Shares, (A) the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, or the distribution to holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof (based upon the subscription or exercise price of such rights or warrants at the time of the issuance thereof), the Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average Closing Bid Price for the Common Stock on the five (5) consecutive Trading Days occurring immediately prior to but not including the earlier of such date and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term '"ex date", when used with respect to any issuance or distribution, means the first Trading Day on which the Common Stock trades regular way in the market from which such average Closing Bid Price is then to be determined without the right to receive such issuance or distribution.

     (b) Adjustment to Conversion Price During Reference Period. If, prior to the Conversion of all of the Preferred Shares, the number of outstanding shares of Common Stock is increased or decreased by a stock split, a stock dividend on the Common Stock, a combination, or a reclassification of the Common Stock, and such event takes place during the reference period for the determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, or reclassification for all Trading Days occurring during such reference period.

     (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such Holder shall (A) upon the closing of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder, (and without regard to whether such shares contain a restrictive legend or are freely-tradeable) the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with such Exchange Transaction (the "Exchange Consideration"), and (B) upon the Conversion of Preferred Shares occurring subsequent to the closing of such Exchange Transaction, have the right to receive the Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction

                                                                  RECEIVED
                                                            2005 MAR 29 AM 11:23
                                                             SECRETARY OF STATE
                                                              STATE OF COLORADO

                                                 ABOVE SPACE FOR OFFICE USE ONLY

THIS DOCUMENT MUST BE RECEIVED IN THE SECRETARY OF STATE'S OFFICE ON OR BEFORE MARCH 31, 2005.

Document Processing Fee
   If document is on paper:               $25.00
   If document is filed electronically:   _______
Fees are subject to change.
For electronic filing and to obtain                            20051132116
   copies of filed documents visit
   www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.

                              ARTICLES OF AMENDMENT

    filed pursuant to Section 7-90-301, et seq. and Section 7-110-106 of the
                       Colorado Revised Statutes (C.R.S.)

ID number:                                   20011181716

1. Entity name:

                                             TechnoConcepts, Inc.
                                             (If changing the name of the corporation,
                                              indicate name BEFORE the name change)

2. New Entity name:
   (if applicable)
                                             _________________________________________

3. Use of Restricted Words (if any of these
   terms are contained in an entity name,    [ ] "bank" or "trust" or any derivative thereof
   true name of an entity, trade name or     [ ] "credit union"   [ ] "savings and loan"
   trademark stated in this document, make   [ ] "insurance", "casualty", "mutual", or "surety"
   the applicable selection):

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration
   as amended is less than perpetual, state
   the date on which the period of duration
   expires:                                  __________________
                                                (mm/dd/yyyy)

      OR

   If the corporation's period of duration as amended is perpetual, mark this box: [ ]

7. (Optional) Delayed effective date:        __________________
                                                (mm/dd/yyyy)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8.   Name(s) and
     address(es) of the
     individual(s) causing
     the document to be
     delivered for filing:   Kagel      David         L.       ________
                             (Last)    (first)     (Middle)    (Suffix)

                             1801 Century Park East
                             (Street name and number or Post Office information)

                             Suite 2500

                             Los Angeles    CA          90067
                               (City)    (State)   (Postal/Zip Code)

                             __________________________   ______________________
                             (Province - if applicable)   (Country - if not US)

     (The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box [ ] and include an attachment stating the name and address of such individuals.)

DISCLAIMER:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                              TECHNOCONCEPTS, INC.

TechnoConcepts, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Corporation"), hereby certifies that on November 17, 2004 the following resolutions were duly adopted by the Board of Directors of the Corporation.

RESOLVED, that pursuant to the authority granted to the Board of Directors in accordance with the provisions of the Corporation's Certificate of Incorporation, the Board of Directors hereby authorizes a new class of the Corporation's previously authorized Preferred Stock, no par value per share (the "Preferred Stock"), to be issued pursuant to a Securities Purchase Agreement ("Agreement") with Triumph Research Partners, LLC, and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges and restrictions thereof as follows:

1.   DESIGNATION AND AMOUNT.

The designation of this Class, which consists of Eight Hundred (800) shares (the "Preferred Shares") of Preferred Stock, is the Series B Convertible Preferred Stock (the "Series B Preferred Stock"), and the face amount shall be Two Thousand Five Hundred Dollars ($2,500.00) per share (the "Stated Value"), The date on which a Preferred Share is issued and sold by the Corporation is referred to herein as the "Issue Date", The individual or entity in whose name a Preferred Share is registered on the books of the Corporation is referred to herein as a "Holder" and together each other Holder, as the "Holders", The Preferred Shares issued and sold to the Purchasers pursuant to the above referred Purchase Agreement are sometimes referred to herein as the "Purchaser Preferred Shares."

2.   DIVIDENDS.

The Series B Preferred Stock will bear dividends, payable quarterly at the rate of ten percent per annum or $250,00 per Preferred Share. Such dividends shall be payable in cash of common stock, as the Board of Directors shall determine.

3.   PRIORITY.

In the event of (i) any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily of involuntarily, (ii) the commencement of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceeding relating to the Corporation or its assets or (iii) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation Event"), the Holders shall be entitled to receive, in preference to the payment of the liquidation preference of any other shares of Preferred Stock issued by the Corporation or of any other securities of the Corporation and prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock or any other stock of the Corporation having rights or preferences as to a distribution upon a Liquidation Event junior to the rights or preferences of the Series B Preferred Stock ("Junior Securities"), in cash an amount per share of Series B Preferred Stock equal to the Stated Value for such share, plus any amounts owed to the Holder thereof by the Corporation and not yet paid (collectively, the "Liquidation Preference") (which amount shall be adjusted appropriately in the event the outstanding shares or Series B Preferred Stock shall be subdivided, combined or consolidated, by any capital reorganization, reclassification or otherwise into a greater or lesser number of shares of Series B Preferred Stock). If upon the occurrence of a Liquidation Event, the assets and funds available for distribution to the Holders are insufficient to permit the payment to such holders of the full amount of the Liquidation Preference, then the assets and funds available for payment of the Liquidation Preference shall be distributed in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

For purposes of this Section 3, a Liquidation Event shall (at the option of each Holder with respect to such Holder's Preferred Shares, upon written notice delivered to the Corporation) be deemed to be occasioned by, and to include, but not be limited to (i) the Corporation's sale of all or substantially all of its assets coupled with a distribution of any of the proceeds of such sale to any holders of Junior Stock, or (ii) the acquisition of this Corporation by another entity by means of merger or consolidation resulting in the exchange of outstanding shares of this Corporation for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary; provided, however, that a reorganization, merger or consolidation involving only a change in the state of incorporation of the Corporation shall not be deemed a Liquidation Event.

4.   CONVERSION.

     (a) Right to Convert. Each Holder shall have the right to convert, at any time after the date hereof, all or any part of the Preferred Shares held by such Holder at the rate of one thousand fully paid and non-assessable shares ("Conversion Shares") of the Corporation's common stock, no par value per share (the "Common Stock"), for each Preferred Share (a "Conversion") subject to adjustment as set forth herein.

     (b) Conversion Notice. In order to convert Preferred Shares, a Holder shall send by mail, personal delivery, courier service or facsimile transmission, at any time prior to 11:59 p.m., eastern time, on the date on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion (a "Conversion Notice"), in substantially the form of Exhibit A hereto, to the Corporation (which shall promptly forward such Conversion Notice to the Corporation's transfer agent for the Common Stock (the "Transfer Agent")) stating the number of Preferred Shares to be converted, the applicable Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall also deliver the original of the Conversion Notice and of such certificate or certificates to the Corporation. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be the record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Corporation shall promptly issue to such Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountant within one (1) Business Day of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than two (2) Business Days following the day on which it received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice from a Holder pursuant to paragraph 4(b) above, the Corporation shall instruct the Transfer Agent to deliver to such Holder, no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) the Business Day following the day on which such Holder delivers to the Corporation the certificates representing the Preferred Shares being converted (the "Delivery Date"), the number of Conversion Shares as shall be determined as provided herein. The Corporation shall instruct the Transfer Agent to effect delivery of Conversion Shares to a Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of such Holder or its nominee at DTC with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that Transfer Agent is not a participant in FAST or if a Holder so specifies in a Conversion Notice or otherwise in writing, the Corporation shall instruct the Transfer Agent to effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next higher number of Conversion Shares. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as (A) the sale or transfer of such Conversion Shares is covered by an effective Registration Statement, (B) such Conversion Shares can be sold pursuant to Rule 144 ("Rule 144") under the Securities Act of 1933, as amended ("Securities Act") and a registered broker dealer provides to the Corporation a customary broker's Rule 144 letter, or (C) such Conversion Shares are eligible for resale under Rule 144(k) or any successor rule or provision.

     (d) Failure to Deliver Conversion Shares.

          (i) In the event that the Corporation or the Transfer Agent fails for any reason to deliver to a Holder certificates representing the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such failure continues for three (3) Business Days following the Delivery Date, the Corporation shall pay to such Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Liquidation Preference of the Preferred Shares represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date for such Conversion Shares and the earlier to occur of (A) the date on which all of the certificates representing such Conversion Shares are issued and delivered to such Holder, (B) the date on which such Preferred Shares are redeemed pursuant to the terms hereof and (C) the date on which a Withdrawal Notice (as defined below) is delivered to the Corporation. Amounts payable under this subparagraph
(f) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amounts have accrued.

          (ii) In addition to any other remedies provided herein, each Holder shall have the right to pursue actual damages against the Corporation for the failure by the Corporation or the Transfer Agent to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by such Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the shares of Common Stock so purchased minus (B) the aggregate Conversion Price applicable to such Conversion Shares) and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (e) Conversion at Maturity. On the date which is three (3) years following the Issue Date relating to a Preferred Share (the "Maturity Date"), such Preferred Shares then outstanding shall be automatically converted into the number of shares of Common Stock as provided in paragraph 4(a) (a "Conversion at Maturity"); provided, however, that if, on the Maturity Date, (i) the number of shares of Common Stock authorized, unissued and unreserved for all other purposes, or held in the Corporation's treasury, is not sufficient to effect the issuance and delivery of the number of Conversion Shares into which all outstanding Preferred Shares are then convertible, or (ii) the Common Stock is not actively traded on the Nasdaq SmallCap Market or the Nasdaq National Market, each Holder shall have the option, upon written notice to the Corporation, to retain its rights as a holder of Preferred Shares, including without limitation, the right to convert such Preferred Shares in accordance with the terms of paragraphs 4(a) through 4(c) hereof and, upon delivery of such notice, such Preferred Shares shall not be subject to a Conversion at Maturity hereunder until the thirtieth (30th) day following the later of (a) the date on which the event specified (i), (ii) or (iii) is no longer continuing and (b) the date on which the Corporation delivers to each Holder written notice to such effect, and in such event, such thirtieth day shall be deemed to be the Maturity Date for purposes of this Certificate of Designation. If a Conversion at Maturity occurs, the Corporation and each Holder shall follow the procedures for Conversion set forth in this Section 4, with the Maturity Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph 4(b).

5.   ADJUSTMENTS TO CONVERSION PRICE.

     (a) Adjustment to Conversion Price Due to Stock Split, Stock Dividend, Etc. If, prior to the Conversion of all of the Preferred Shares, (A) the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, or the distribution to holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof (based upon the subscription or exercise price of such rights or warrants at the time of the issuance thereof), the Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average Closing Bid Price for the Common Stock on the five (5) consecutive Trading Days occurring immediately prior to but not including the earlier of such date and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "ex date", when used with respect to any issuance or distribution, means the first Trading Day on which the Common Stock trades regular way in the market from which such average Closing Bid Price is then to be determined without the right to receive such issuance or distribution.

     (b) Adjustment to Conversion Price During Reference Period. If, prior to the Conversion of all of the Preferred Shares, the number of outstanding shares of Common Stock is increased or decreased by a stock split, a stock dividend on the Common Stock, a combination, or a reclassification of the Common Stock, and such event takes place during the reference period for the determination of the Conversion Price for any Conversion thereof, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, or reclassification for all Trading Days occurring during such reference period.

     (c) Adjustment Date to Merger, Consolidation, Etc. If, prior to the Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then such Holder shall (A) upon the closing of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder, (and without regard to whether such shares contain a restrictive legend or are freely-tradeable) the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with such Exchange Transaction (the "Exchange Consideration"), and (B) upon the Conversion of Preferred Shares occurring subsequent to the closing of such Exchange Transaction, have the right to receive the Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such event at the same time that it gives such notice and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 5(c), and any other agreement relating to the rights of Holders.

     (d) Distribution of Assets. If the Corporation or any of its subsidiaries shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or not profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to a holder of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), then, upon a Conversion by a Holder occurring after the record date for determining stockholders entitled to such Distribution, the Floating Conversion Price (for all Conversions occurring during the Initial Conversion Period) or the Fixed Conversion Price (for all Conversions occurring after the last day of the Initial Conversion Period) for Preferred Shares not converted prior to the record date of a Distribution shall be reduced to a price determined by decreasing such Conversion Price in effect immediately prior to the record date of the Distribution by an amount equal to the fair market value of the assets so distributed with respect to each share of Common Stock, such fair market value to be determined by an investment banking firm selected by the Holders of at least two-thirds (2/3) of the Preferred Shares then outstanding and reasonably acceptable to the Corporation.

     (e) Adjustment Pursuant to Other Agreements. In addition to and without limiting in any way the adjustments provided in this Section 5, the Conversion Price shall be adjusted as may be required by the provisions of any other agreement between the Corporation and the Holders.

     (f) No Fractional Shares. If any adjustment under this Section would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or, at the option of the Corporation, shall be paid in cash in an amount calculated by multiplying the amount of the fractional share times the Closing Bid Price used to calculate the Conversion Price for such Conversion.

6.   MANDATORY REDEMPTION BY HOLDER.

     (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined below) occurs, each Holder shall have the right to have all or any portion of the Preferred Shares hold by such Holder redeemed by the Corporation (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. In order to exercise its right to affect a Mandatory Redemption, a Holder must deliver a written notice (a "Mandatory Redemption Notice") to the Corporation at any time on or before the Business Day following the day on which such event is no longer continuing.

     (b) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

          (i) the Corporation fails for any reason (including without limitation as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance, or as a result of the limitation contained in Section 5(a) hereof), due to voluntary action undertaken by the Corporation or a failure by the Corporation to take action, to issue shares of Common Stock to a Holder and deliver certificates representing such shares to such Holder as and when required by the provisions hereof upon Conversion of any Preferred Shares, and such failure continues for ten (10) Business Days;

          (ii) the Corporation breaches, in a material respect, due to voluntary action undertaken by the Corporation or a failure by the Corporation to take action, any covenant or other material term or condition of this Certificate, or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby, and such breach continues for a period of five (5) Business Days after written notice thereof to the Corporation from a Holder;

          (iii) any material representation or warranty made by the Corporation in any agreement, document, certificate or other instrument delivered to Holder prior to the Issue Date is inaccurate or misleading in any material respect as of the date such representation or warranty was made due to voluntary action undertaken by the Corporation or a failure by the Corporation to take action;

     (o) Mandatory Redemption Price. The "Mandatory Redemption Price" shall be equal to the Liquidation Preference of the Preferred Shares being redeemed multiplied by one hundred and twenty five percent (125%).

     (d) Payment of Mandatory Redemption Price.

          (i) The Corporation shall pay the Mandatory Redemption Price to the Holder exercising its right to redemption on the later to occur of (i) the fifth
(5th) Business Day following the Mandatory Redemption Date and (ii) the date on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation.

          (ii) If Corporation fails to pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon, from and after the Mandatory Redemption Date until the Mandatory

Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate.

          (iii) If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date, then the Holder shall have the right at any time, so long as the Corporation remains in default, to require the Corporation, upon written notice, to immediately issue, in lieu of the Mandatory Redemption Price, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Price divided by the Conversion Price in effect on such Conversion Date as is specified by the Holder in writing to the Corporation, such Conversion Price to be reduced by one percent (1%) for each day beyond such 10th Business Day in which the failure to pay the Mandatory Redemption Price continues; provided, however, that the maximum percentage by which such Conversion Price may be reduced hereunder shall be fifty percent (50%).

7.   MISCELLANEOUS.

     (a) Transfer of Preferred Shares. A Holder may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Purchase Agreement. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b) Notices. Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to on overnight courier and (iii) on the third Business Day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

          If to the Corporation: c/o David L. Kagel
                                 Law Offices of David L. Kagel,
                                 A Professional Corporation
                                 1801 Century Park East, Suite 2500
                                 Los Angeles, California 90067

with & copy to the Corporation's executive offices and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

     (c) Lost or Stolen Certificate, Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the

Corporation, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d) Voting Rights. The Holders of the Preferred Shares shall have the same voting rights with respect to the business, management or affairs of the Corporation as if the Preferred shares were converted to the minimum number of common shares on the record date; provided that the Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

     (e) Remedies, Characterization. Other Obligations, Breaches and Injunctive Relief. The remedies provided to a Holder in this Certificate of Designation shall be cumulative and in addition to all other remedies available to such Holder under this Certificate of Designation at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation agrees with each Holder that there shall be no characterization concerning this instrument other than as specifically provided herein, Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation agrees, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     (f) Failure or Delay not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                                    EXHIBIT A

                              NOTICE OF CONVERSION

The undersigned hereby elects to convert shares of Series B Convertible Preferred Stock (the "Preferred Stock"), represented by the stock certificate referred to below, (the "Preferred Stock Certificates"), into shares of common stock ("Common Stock") of TechnoConcepts, Inc. according to the terms and conditions of the Certificate of Designation relating to the Series B Preferred Stock (the "Certificate of Designation"), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.

TechnoConcepts, Inc.

     SUBJECT: TechnoConcepts, Inc.
     FROM: "David L. Kagel" (dkagel@earthlink.net)
     DATE: Thu, 24 Mar 2005 16:19:14 0800
     TO: Richelle Reed (rreed@parasec.com)

     Please file on an expedited basis the attached Amendment to the Articles of Incorporation of TechnoConcepts, Inc. Please call upon receipt to confirm when it will be filed. Thank you for your assistance.

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